Exhibit 10.8

HSBC Bank USA, National Association

452 Fifth Avenue

New York, NY 10018

Fax: (212) 525-0673

February 25, 2005

Sabine Pass LNG, L.P.

717 Texas Ave.

Houston, TX 77002

Attn: Graham McArthur

Phone: 832-204-2290

Fax: 713-659-5459

Email: gmcarthur@cheniere.com

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

1.	The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to the 1992 ISDA Master Agreement dated as of February 25, 2005, as amended and supplemented from time to time (the “Agreement”), between HSBC Bank USA, National Association (“Party A”) and Sabine Pass LNG, L.P. (“Party B”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

Each of Party A and Party B represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	As set forth in Exhibit I, which is attached hereto and incorporated by reference into this Confirmation

Trade Date:	February 25, 2005

Effective Date:	July 25, 2005

Termination Date:	March 25, 2009, subject to adjustment in accordance with the Modified Following Business Day Convention

HSBC Bank USA, National Association

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer
Payment Dates:	The 25th calendar day of each March and September, commencing on September 26, 2005 and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	4.49%

Fixed Rate
Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer
Payment Dates:	The 25th calendar day of each March and September, commencing on September 26, 2005 and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Option:	USD-LIBOR-BBA

Floating Rate for initial
Calculation Period:	To be determined

Designated Maturity:	One month

Spread:	None

Floating Rate
Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period or Compounding Period if Compounding is applicable

Compounding:	Inapplicable

Business Days:	London and New York

Calculation Agent:	Party A

HSBC Bank USA, National Association

3.	Account Details:

Payments to Party A:	HSBC Bank USA
ABA # 021-001-088
For Credit to Department 299
A/C: 000-04929-8
HSBC Derivative Products Group

Payments to Party B:	Please advise

4.	Office:

Party A is acting through its New York Office for the purposes of this Transaction.

5. Please confirm that the forgoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

HSBC Bank USA, National Association
Swap Documentation
Attention:	Antonia Gambale
Telephone:	(212) 525-3634
Fax:	(212) 525-0673

Please direct all settlement inquiries to:

HSBC Bank USA, National Association
Derivative Settlements
Attention:	Jeffrey Lombino
Telephone:	(212) 525-5393
Fax:	(212) 525-0561

HSBC Bank USA, National Association

This message will be the only form of Confirmation dispatched by us. Please execute and return it to us by facsimile immediately. If you wish to exchange hard copy forms of this Confirmation, please contact us.

Yours sincerely,

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Chun Liu
Authorized Signature

Confirmed as of the date first written above:

SABINE PASS LNG, L.P.

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

Attachment

HSBC Bank USA, National Association

Exhibit I

For the periods		Notional Amount in USD:
From and including:	To but excluding:
The Effective Date	August 25, 2005	USD	1,402,000.00
August 25, 2005	September 26, 2005	USD	10,937,000.00
September 26, 2005	October 25, 2005	USD	22,136,000.00
October 25, 2005	November 25, 2005	USD	29,766,000.00
November 25, 2005	December 28, 2005	USD	50,011,000.00
December 28, 2005	January 25, 2006	USD	58,634,000.00
January 25, 2006	February 27, 2006	USD	64,491,000.00
February 27, 2006	March 27, 2006	USD	73,950,000.00
March 27, 2006	April 25, 2006	USD	88,562,000.00
April 25, 2006	May 25, 2006	USD	106,141,000.00
May 25, 2006	June 26, 2006	USD	125,412,000.00
June 26, 2006	July 25, 2006	USD	144,929,000.00
July 25, 2006	August 25, 2006	USD	166,074,000.00
August 25, 2006	September 25, 2006	USD	178,581,000.00
September 25, 2006	October 25, 2006	USD	200,977,000.00
October 25, 2006	November 27, 2006	USD	211,829,000.00
November 27, 2006	December 27, 2006	USD	224,829,000.00
December 27, 2006	January 25, 2007	USD	239,681,000.00
January 25, 2007	February 26, 2007	USD	249,167,000.00
February 26, 2007	March 26, 2007	USD	255,257,000.00
March 26, 2007	April 25, 2007	USD	262,499,000.00
April 25, 2007	May 25, 2007	USD	270,287,000.00
May 25, 2007	June 25, 2007	USD	276,638,000.00
June 25, 2007	July 25, 2007	USD	288,549,000.00
July 25, 2007	August 28, 2007	USD	293,656,000.00
August 28, 2007	September 25, 2007	USD	297,721,000.00
September 25, 2007	October 25, 2007	USD	302,684,000.00
October 25, 2007	November 26, 2007	USD	308,963,000.00
November 26, 2007	December 27, 2007	USD	317,435,000.00
December 27, 2007	January 25, 2008	USD	330,388,000.00
January 25, 2008	February 25, 2008	USD	334,677,000.00
February 25, 2008	March 25, 2008	USD	337,419,000.00
March 25, 2008	April 25, 2008	USD	348,274,000.00
April 25, 2008	May 27, 2008	USD	350,000,000.00
May 27, 2008	June 25, 2008	USD	350,000,000.00
June 25, 2008	July 25, 2008	USD	350,000,000.00
July 25, 2008	August 26, 2008	USD	350,000,000.00
August 26, 2008	September 25, 2008	USD	350,000,000.00

HSBC Bank USA, National Association

September 25, 2008	October 27, 2008	USD	350,000,000.00
October 27, 2008	November 25, 2008	USD	350,000,000.00
November 25, 2008	December 29, 2008	USD	350,000,000.00
December 29, 2008	January 26, 2009	USD	350,000,000.00
January 26, 2009	February 25, 2009	USD	350,000,000.00
February 25, 2009	The Termination Date	USD	350,000,000.00